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                                                 DEUTSCHE BANK SECURITIES CMO MODEL
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                                                        PRICE / YIELD REPORT
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                    ----------------
BOND ID AND NAME    GMAC04C3_RED
                    ----------------
BOND TYPE                     FIXED
                    -------------------------
BOND NAME                A4 (AAA/AAA)
                    -------------------------
ORIGINAL BALANCE     266,000,000.00                                                  CURRENT BALANCE            266,000,000.00
                    ----------------                                                                          ------------------
ORIGINAL COUPON         4.549000  %                                                  CURRENT COUPON                4.549000%
                    -------------------------                                                                 ------------------
DEAL DESCRIPTION          GMAC04C3_RED
                    -------------------------
ORIG. CUTOFF DATE           12/1/04                                                  DATED DATE                    12/1/04
                    ----------------                                                                              ------------------
SETTLEMENT DATE            12/21/04                                                  FIRST PAYMENT DATE            1/10/05
                    ----------------
PREPAYMETHOD                    CPR
                    ----------------------------------------
SCENARIO               0% CPR (except one loan partial prepay)
                    ----------------------------------------
MARKET LEVELS            TSY03M       TSY06M      TSY01Y      TSY02Y       TSY03Y      TSY05Y      TSY10Y       TSY30Y         WAC
                    ----------------------------------------------------------------------------------------------------------------
                          2.106        2.319       2.521       2.925        3.163       3.562       4.198        4.874       0.000
                    ----------------------------------------------------------------------------------------------------------------
SWAP TABLE               SWP01Y       SWP02Y      SWP03Y      SWP04Y       SWP05Y      SWP06Y      SWP07Y       SWP08Y      SWP09Y
                    ----------------------------------------------------------------------------------------------------------------
                         38.000       38.000      39.500      41.000       40.500      44.500      45.500       45.000      43.250
                    --------------------------------------------------------------------------------------
                         SWP10Y       SWP12Y      SWP15Y      SWP20Y       SWP25Y      SWP30Y      SWP40Y
                    --------------------------------------------------------------------------------------
                         40.500       57.270      59.750      50.250       48.790      36.000      35.050
                    ----------------------------------------------------------------------------------------------------------------
REPORT GENERATED     Mon Dec 6 09:59:58 2004 (v.4.185) /home/abehlman/emikus/deals/cmbs/gmac04c3/red/gmac04c3_red_prep2.cmo,
                     /data/strgrp/tsy/gmac04c3_red.level, /home/abehlman/tmp/p6045/GMAC04C3_RED_DFLT_A5_py.csv
                    ----------------------------------------------------------------------------------------------------------------

                               0.0         OH1
              -------------------------------------
               100.373658        4.51         4.51
              -------------------------------------
               100.404908        4.50         4.50
              -------------------------------------
               100.436158        4.50         4.50
              -------------------------------------
               100.467408        4.49         4.49
              -------------------------------------
               100.498658        4.49         4.49
              -------------------------------------
               100.529908        4.48         4.48
              -------------------------------------
               100.561158        4.48         4.47
              -------------------------------------
               100.592408        4.47         4.47
              -------------------------------------
               100.623658        4.46         4.46
              -------------------------------------

                          -------------------------
AVE LIFE                        6.816        6.763
                          -------------------------
MOD DUR                         5.740        5.700
                          -------------------------
WINDOW                     7/11-11/11    1/10-5/14
                          -------------------------

                          --------------------------------------------------------------------------------------
OH1                                             0% CPR;1% CDR, 40% Recovery,12 Month Lag
                          --------------------------------------------------------------------------------------

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